WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
October 31, 1999
                                                              Aggregate
                                                              Net Investment
Aggregate Net Investment Value                                Value
Original                                                      1,160,510,742.00
10/1/99                                                       1,160,510,742.00

Principal collections & reimbursement loss amount                15,136,429.77
10/31/99                                                      1,145,374,312.23

Note Balance @ 10/31/99                                       1,160,510,742.00

                                                              Class A-1
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                 29.09029%     330,000,000
10/1/99                                                                  29.09029%     330,000,000

Principal collections & reimbursement loss amount                                       14,801,904
10/31/99                                                                               315,198,096

Note Balance @ 10/31/99                                                  29.09029%     330,000,000

                                                              Class A-2
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                 27.32725%     310,000,000
10/1/99                                                                  27.32725%     310,000,000

Principal collections & reimbursement loss amount                                                0
10/31/99                                                                               310,000,000

Note Balance @ 10/31/99                                                  27.32725%     310,000,000

                                                              Class A-3
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                 21.94995%     249,000,000
10/1/99                                                                  21.94995%     249,000,000

Principal collections & reimbursement loss amount                                                0
10/31/99                                                                               249,000,000

Note Balance @ 10/31/99                                                  21.94995%     249,000,000

                                                              Class A-4
                                                              Percentage             Note
Aggregate Net Investment Value                                                       Balance

Original                                                                 16.26165%     184,472,000
10/1/99                                                                  16.26165%     184,472,000

Principal collections & reimbursement loss amount                                                0
10/31/99                                                                               184,472,000

Note Balance @ 10/31/99                                                  16.26165%     184,472,000

                                                              Class B
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                  5.37086%      60,927,000
10/1/99                                                                   5.37086%      60,927,000

Principal collections & reimbursement loss amount                                                0
10/31/99                                                                                60,927,000

Note Balance @ 10/31/99                                                   5.37086%      60,927,000



Aggregate Net Investment Value                                Transferor Interest    Balance

Original                                                                  2.25000%      26,111,742
10/1/99                                                                                 26,111,742

Principal collections & reimbursement loss amount                                          334,526
10/31/99                                                                                25,777,216

Note Balance @ 10/31/99                                                   2.25000%      26,111,742


Distributable Amounts                                         Total

Interest Distributable Amount                                     5,783,801.51
Principal Distributable Amount (1)                               14,867,827.97
Reimbursement of Covered Loss Amount (1)                            268,601.80
Reimbursement of Uncovered Loss Amount (1)                                0.00
Class A Cap Receipt                                                       0.00
Class B Cap Receipt                                                       0.00

Total                                                            20,920,231.28

Distributable Amounts                                         Class A-1              %

Interest Distributable Amount                                     1,607,317.71
Principal Distributable Amount (1)                               14,533,301.84                  97.75000%
Reimbursement of Covered Loss Amount (1)                            268,601.80                 100.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                 100.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                            16,409,221.35

Distributable Amounts                                         Class A-2              %

Interest Distributable Amount                                     1,523,251.74
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                             1,523,251.74

Distributable Amounts                                         Class A-3              %

Interest Distributable Amount                                     1,227,803.44
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                             1,227,803.44

Distributable Amounts                                         Class A-4              %

Interest Distributable Amount                                       914,385.43
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               914,385.43

Distributable Amounts                                         Class B                %

Interest Distributable Amount                                       320,363.90
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               320,363.90

Distributable Amounts                                         Transferor Interest    %

Interest Distributable Amount                                       190,679.30
Principal Distributable Amount (1)                                  334,526.13                   2.25000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               525,205.43

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Note Factors                                                  Series A-1             Series A-2

                                              10/1/99                   100.0000000%           100.0000000%
                                             10/31/99                   100.0000000%           100.0000000%

Note Factors                                                  Series A-3             Series A-4

                                              10/1/99                   100.0000000%           100.0000000%
                                             10/31/99                   100.0000000%           100.0000000%

Note Factors                                                  Series B

                                              10/1/99                   100.0000000%
                                             10/31/99                   100.0000000%

Pool Data                                     10/1/99         $

Number of Loans                                                      51,328
Prepayments                                                             167              3,945,778.49
Scheduled Terminations                                                    1                 11,023.60
Charge-Offs                                                              34                701,662.24
Weighted Ave APR                                                          9.76%


Pool Data                                    10/31/99         $

Number of Loans                                                      51,687
Prepayments                                                             184              4,209,303.54
Scheduled Terminations                                                    1                 13,558.40
Charge-Offs                                                              46              1,045,574.10
Weighted Ave APR                                                          9.76%


Account Balances                                              Pay Ahead              Advance                Reserve Fund

Balance as of  10/01/99                                            2,358,911.60              63,954.14           11,605,107.42
Balance as of  10/31/99                                           1,954,315.82             223,440.37           11,605,107.42
Change                                                             (404,595.78)            159,486.23                    0.00
Required Cash (withdrawal from reserve)                                                                                  0.00
Reserve Fund Requirement                                                                                        11,605,107.42
Reserve Fund Supplemental Requirements                                                                                   0.00
Insured Residual Value Loss Amount                                        0.00




Distribution per $1,000                                                              Total

Total Distribution Amount                                                                        4.98384142

Interest Distribution Amount                                                                     4.98384142
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----

Distribution per $1,000                                                              Class A-1

Total Distribution Amount                                                                        4.87065972

Interest Distribution Amount                                                                     4.87065972
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000


Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----

Distribution per $1,000                                                              Class A-2

Total Distribution Amount                                                                        4.91371528

Interest Distribution Amount                                                                     4.91371528
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----


Distribution per $1,000                                                              Class A-3

Total Distribution Amount                                                                        4.93093750

Interest Distribution Amount                                                                     4.93093750
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----


Distribution per $1,000                                                              Class A-4

Total Distribution Amount                                                                        4.95677083

Interest Distribution Amount                                                                     4.95677083
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----


Distribution per $1,000                                                              Class B

Total Distribution Amount                                                                        5.25815972

Interest Distribution Amount                                                                     5.25815972
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                     0.00000000


Distribution per $1,000                                                              Transferor Interest

Total Distribution Amount                                                                        7.30243505

Interest Distribution Amount                                                                     7.30243505
Carryover Shortfall                                                                             -----
Prior Carryover Shortfall                                                                       -----

Total Carryover Shortfall                                                                       -----


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       -----
Unpaid Principal Loss Interest Amount                                                           -----

Transferor Principal not paid to Transferor                                                      0.00000000
Transferor Interest not paid to Transferor                                                       0.00000000

Unpaid Class B Principal Carryover Shortfall                                                    -----



Servicing Fee                                                                        Total

Amount of Servicing Fee Paid                                                               967,092.29
Total Unpaid                                                                                     0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                              0.00
SUBI                                                                                             0.00
                                                                                                 0.00


Securitization Trustee Expenses Paid  (1)                                                        0.00

Additional Loss Amounts (2)                                                                      0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:










CHARGE-OFF RATE                                               August                 September              October





Outstanding                                                       1,021,400.90             701,662.24            1,045,574.10
Balance

Net
Liquidation                                                         639,656.98             445,373.24              714,744.73
Proceeds

Average
Aggregate
Net Investment                                                1,160,510,742.00       1,160,510,742.00        1,160,510,742.00
Value

Annualized
Average
Charge-Off                                                                0.39%                  0.27%                   0.34%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                        0.33%



DELINQUENCY RATE
                                                              #                                             $

Past Due 31-60 days                                                     474                                     10,442,868
Past Due 61-90 days                                                      61                                      1,401,646
Past Due 91 + days                                                       13                                        273,191

 Total                                                                  548                                     12,117,706

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                              Delinquent             Current             Delinquency
                                                              Contracts              Contracts           Rate
                                                              (> 60 days)

August                                                                   66                 49,013                       0.13%
September                                                                78                 51,328                       0.15%
October                                                                  74                 51,687                       0.14%

                                                                                                                         0.14%
